Clinical Update: Micro-dystrophin Study-101 Louise Rodino-Klapac, Ph.D. Senior Vice President, Gene Therapy Sarepta Therapeutics, Inc. Exhibit 99.1

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Micro-dystrophin Study-101 Clinical Trial Design

Open-Label Trial Design Cohort B 4 Patients 4-7 years of age Inclusion criteria Confirmed DMD mutation Negative for AAVrh74 antibodies ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Cohort B (4-7 Years of Age) Endpoints

- **Primary endpoint**
  - Safety
- **Secondary endpoints**
  - Change in micro-dystrophin expression pre- vs post-treatment
  - Decrease in CK
  - 100-meter timed test (100 m)
  - North Star Ambulatory Assessment (NSAA; 10-meter timed test included)
  - Timed up and go (TUG)
  - Ascend and descend 4 steps
  - Hand-held dynamometry (HHD)
  - Cardiac magnetic resonance imaging (at 1 year)

ClinicalTrials.gov Identifier: NCT03375164.
Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

SAREPTA THERAPEUTICS 5

Subject Demographics at Baseline Subject Age (years) CK Levels at Baseline (U/L) 1 5 20,691 2 4 23,414 3 6 34,942 4 4 29,210 ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Micro-dystrophin Study-101 Summary: All Patients (n=4)

Robust Micro-dystrophin Expression in Muscle Fibers from the Gastrocnemius in All 4 Patients at Day 90 Intensity Percentage of Dystrophin-positive Fibers Mean (n=4) 96.0% 81.2% Normal Control Subject 2 Subject 1 Subject 3 Micro-dystrophin Expression (IHC) Subject 4 Post-treatment Pre-treatment ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Detection of Micro-dystrophin Expression by Western Blot Post-treatment in All 4 Patients at Day 90



Standard Curve (% NC pool)
Subject 2
Subject 1
80 40 20 10 5 Post Pre Post Pre DMD
Full-length Dystrophin
Micro-dystrophin
Actinin
Standard Curve (% NC pool)
Subject 3
Block 1
Block 2
80 40 20 10 5 Post Pre Post Pre DMD
Full-length Dystrophin
Micro-dystrophin
Actinin
Standard Curve (% NC pool)
Subject 4*
Block 1
Block 2
80 40 20 10 5 Post Pre Post Pre DMD

Western Quantitation Method	Mean Micro-dystrophin Expression (N=4) vs Normal
Sarepta	**74.3%** (not adjusted for fat and fibrotic tissue)
Nationwide	**95.8%** (adjusted for fat and fibrotic tissue)

p-Tyr phosphotyrosine; ULOQ, upper limit of quantification.
*Samples diluted 1:4 due to sample above ULOQ.
ClinicalTrials.gov Identifier: NCT03375164.
Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

SAREPTA THERAPEUTICS 9

Summary of Expression Data for all 4 Patients

Micro-dystrophin Expression (IHC)

	Intensity	Percentage of Dystrophin-positive Fibers
Mean (n=4)	**96.0%**	**81.2%**

Micro-dystrophin Expression (Western Blot)

	Sarepta (not adjusted for fat/fibrosis)	**Nationwide** (adjusted for fat/fibrosis)
Mean (n=4)	**74.3%**	**95.8%**

Vector Genome Number

	Vector Copies/µg DNA	Copies per Nucleus
Mean (n=4)	**$>10^5$**	**3.3**

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

SAREPTA THERAPEUTICS 10

Clinical Data Summary for Study-101 (n=4)

ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. Summary of NSAA Data for All 4 Patients NSAA Change from Baseline to Day 270 Patient Baseline Day 30 Day 60 Day 90 Day 180 Day 270 Change from Baseline 1 18 22 24 23 25 26 8 2 19 21 23 25 27 27 8 3 26 28 28 30 30 28 2 4 19 20 20 25 25 27 8 Mean Improvement 20.5 22.75 23.75 25.75 26.75 27 6.5

* Last timepoint disclosed at World Muscle Society ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. Summary of Clinical Data: Consistent Durable Improvement at 9 Months Change from Baseline to Day 270 Subject Assessment  NSAA (∆)  Time to Rise (sec)  4 Stairs Up (sec)  100 m (sec) 1 Baseline 18 3.7 3.4 49.3 Day 270* 26 3.0 2.3 43.2 2 Baseline 19 3.0 3.8 49.9 Day 180* 27 3.7 2.6 48.6 Day 270 27 3.3 2.7 50.3 3 Baseline 26 3.9 1.9 59.3 Day 180* 30 3.4 1.8 48.4 Day 270 28 2.8 1.9 50.7 4 Baseline 19 4.1 4.8 67.2 Day 90* 25 2.3 2.2 50.7 Day 270 27 2.4 2.2 49.7 Average Change From Baseline 6.5 point Improvement .8 second Improvement 1.2 second Improvement 7.95 second Improvement

ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. Summary of CK Data for All 4 Patients CK Change from Baseline to Day 270 Patient Baseline Day 30 Day 60 Day 90 Day 180 Day 270 1 20691 - 2984 2444 18476 6317 2 23414 10427 4283 41920 6209 10494 3 34942 10430 2966 2546 9650 18855 4 29210 7215 908 1382 2580 4262

ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. CK Significantly Decreases Over Time Mean CK Change from Baseline to Day 270 Baseline 30 DAYS 60 DAYS 90 DAYS 180 DAYS 270 DAYS CK Levels (U/L) 30000 25000 20000 15000 10000 5000 0

ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. NSAA Significantly Increases Over Time Mean NSAA Change from Baseline to Day 270 Baseline 30 DAYS 60 DAYS 90 DAYS 180 DAYS 270 DAYS CK Levels (U/L) 30000 25000 20000 15000 10000 5000 0 NSAA Levels 35 30 25 20 15

Safety (n=4)

- No serious adverse events in this study
- 3 Patients had elevated γ-glutamyl transpeptidase, which resolved with steroid treatment within a week
- No other clinically significant laboratory findings
- Subjects had transient nausea generally within the first week coincident with increased steroid dosing
  - Did not correlate with liver enzyme elevations or any other abnormality

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

SAREPTA THERAPEUTICS 17

Summary All 4 treated Patients are doing well Biomarkers show large magnitude of effect within 3 months (CK and dystrophin) Initial functional data shows consistent and persistent improvement from Baseline to Day 270 Early results show treated patients performing better than DMD natural history would predict Favorable safety profile to date with 9 months of follow-up Currently enrolling Study-102 (24 patient placebo controlled study)

Question and Answer

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